                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ENDOSONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                Endosonics Logo

TO THE STOCKHOLDERS OF ENDOSONICS CORPORATION

     You are cordially invited to attend the Annual Meeting of Stockholders of EndoSonics Corporation ("EndoSonics" or the "Company") on June 4, 1998 at 10:00 a.m., California time. The Annual Meeting will be held at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California.

     At the meeting, you will be asked to consider and vote upon the following proposals: (i) the approval of the adoption of the 1998 Employee Stock Purchase Plan of EndoSonics Corporation; (ii) the adoption of the 1998 Stock Option Plan of EndoSonics Corporation and the reservation of 750,000 shares of the Company's Common Stock for issuance thereunder; (iii) the election of six (6) individuals to serve as the Company's Board of Directors; and (iv) the ratification of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid reply envelope. By returning the proxy, you can help EndoSonics avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

                                    REINHARD WARNKING
                                    President and Chief Executive Officer

April 30, 1998

                                   ENDOSONICS
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           OF ENDOSONICS CORPORATION
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EndoSonics Corporation, a Delaware corporation ("EndoSonics" or the "Company"), will be held on June 4, 1998 at 10:00 a.m. at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California, for the following purposes:

     1. To approve the adoption of the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") of EndoSonics Corporation.

     2. To approve the adoption of the 1998 Stock Option Plan (the "1998 Option Plan") of EndoSonics Corporation and the reservation of 750,000 shares of Common Stock for issuance thereunder.

     3. To elect a six (6) member Board of Directors for EndoSonics from the following nominees: Roger Salquist, Julie A. Brooks, Thomas J. Cable, Edward M. Leonard, Reinhard J. Warnking and W. Michael Wright.

     4. To ratify the selection of Ernst & Young LLP as EndoSonics' independent auditors for the current fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                                          By Order of the Board of Directors

                                          MICHAEL W. HALL
                                          Secretary
Rancho Cordova, California
April 30, 1998

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   ENDOSONICS
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of EndoSonics Corporation ("EndoSonics" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 4, 1998 at 10:00 a.m., at which time stockholders of record on April 17, 1998 will be entitled to vote. On April 17, 1998, EndoSonics had outstanding 16,187,830 shares of Common Stock. Stockholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting.

     EndoSonics intends to mail this proxy statement and the accompanying proxy card on or about May 1, 1998 to all stockholders entitled to vote at the Annual Meeting. EndoSonics' principal executive offices are located at 2870 Kilgore Road, Rancho Cordova, California 95670. The telephone number at that address is
(916) 638-8008.

VOTING

     Pursuant to Delaware law, directors are elected by a plurality of the votes cast. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. With respect to each of the other proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement, if a choice as to that proposal has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposal. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative notes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of EndoSonics at the Company's principal executive office, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION

     EndoSonics will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. EndoSonics may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of EndoSonics. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                 PROPOSAL NO. 1

                 APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN
                           OF ENDOSONICS CORPORATION
                            (SINGLE PERIOD ESP PLAN)

     At the Annual Meeting, the Company's stockholders are being asked to approve the adoption of the Company's 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") and the reservation of 250,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 1998 Purchase Plan. This summary, however, does not purport to be a complete description of all the provisions of the 1998 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Vice President of Human Resources and Administration at the Company's principal office located at 2870 Kilgore Road, Rancho Cordova, CA, 95670.

GENERAL

     The 1998 Purchase Plan was adopted by the Board of Directors in February 1998. In connection with the 1998 Purchase Plan, the Board of Directors has reserved a total of 250,000 shares of Common Stock for issuance thereunder. The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentives to its current employees, it is necessary to grant its employees the right to purchase Common Stock of the Company pursuant to the 1998 Purchase Plan. Accordingly, the stockholders are being asked to approve the 1998 Purchase Plan.

     The 1998 Purchase Plan will be implemented by two six-month offering periods each year commencing on February 1 and August 1 of each year, or at such other time or times as may be determined by the Board of Directors. The first offering period commences on July 1, 1998 and ends on January 31, 1999. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1998 Purchase Plan is further deemed to contain, and options granted thereunder shall contain, and the shares issued upon exercise thereof shall be subject to, any additional conditions and restrictions as may be required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to the 1998 Purchase Plan transactions. The 1998 Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Participation in the 1998 Purchase Plan is entirely voluntary, with certain limits on eligibility as described below. Accordingly, the actual benefits, if any, to participants in the 1998 Purchase Plan are not prospectively determinable with respect to any individual participant or class of participants prior to exercise of the options issued thereunder as the value, if any, of purchase rights issued under the 1998 Purchase Plan to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's option, as set forth below.

PURPOSE

     The purpose of the 1998 Purchase Plan is to provide employees (including officers and employee directors) of the Company with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The 1998 Purchase Plan is to be administered by the Board of Directors of the Company or a committee appointed by the Board (the "Administrator"). At the present time, the 1998 Purchase Plan is administered by the Compensation Committee. All questions of interpretation or application of the 1998 Purchase Plan are determined by the Administrator.

ELIGIBILITY AND PARTICIPATION

     Employees (including officers and employee directors) who are employed for at least 20 hours per week and more than five months in any calendar year and who are employed by the Company as of the first business day of each offering period of the 1998 Purchase Plan (the "Offering Date") are eligible to participate in an offering under the 1998 Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the 1998 Purchase Plan. No employee shall be granted an option under the 1998 Purchase Plan if (i) immediately after the grant such employee would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or its subsidiaries, or (ii) such option would permit such employee to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock for each calendar year in which such option is outstanding at any time.

     Eligible employees become participants in the 1998 Purchase Plan by filing with the payroll office of the Company a subscription agreement authorizing payroll deductions prior to the applicable Offering Date, unless a later time for filing the subscription agreement has been set by the Administrator. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last day (the "Purchase Date") of the offering period to which the subscription agreement is applicable, unless sooner terminated by the participant.

GRANT AND EXERCISE OF OPTION

     At the beginning of an offering period each participant is granted an option to purchase up to that number of shares determined by dividing such employee's payroll deductions accumulated prior to the end of the offering period and retained in the participant's account as of the end of the offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of the offering period or
(ii) eight-five percent (85%) of the fair market value of a share of the Company's Common Stock on the last day of the offering period; provided that in no event shall a participant be permitted to purchase during each offering period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock at the beginning of the offering period, and provided further that such purchases shall be subject to the limitations set forth below. The Company may make a pro rata reduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the 1998 Purchase Plan. Unless an employee withdraws his or her participation in the 1998 Purchase Plan by giving written notice to the Company of his or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee's option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares subject to option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below.

     During his or her lifetime, a participant's option to purchase shares under the 1998 Purchase Plan is exercisable only by him or her. However, a participant may file a written designation of a beneficiary who is (i) to receive any shares and cash, if any, from the participant's account under the 1998 Purchase Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash, and (ii) to receive any cash from the participant's account under the 1998 Purchase Plan in the event of such participant's death prior to the Purchase Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

PURCHASE PRICE

     The purchase price per share at which shares are sold to participating employees under the 1998 Purchase Plan is the lower of (i) 85% of the fair market value per share of the Common Stock at the time the option is granted at the commencement of the offering period, and (ii) 85% of the fair market value per share of the Common Stock at the time the option is exercised on the applicable Purchase Date. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors and will generally be based upon the last reported sales price of the Common Stock on the Nasdaq National Market.

PAYROLL DEDUCTIONS

     The purchase price of the shares to be acquired under the 1998 Purchase Plan is accumulated by payroll deductions during the offering period. The deductions may not be less than 1% or more than 20% of a participant's aggregate compensation during the offering period. A participant may discontinue his or her participation in the 1998 Purchase Plan or, on one occasion only during an offering period, may increase or decrease his or her rate of payroll deductions. Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall continue until his or her participation is terminated as provided in the 1998 Purchase Plan.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment, for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable Offering Period, cancels his or her option and his or her participation in the 1998 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the 1998 Purchase Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization in the middle of an offering period, such as a stock split, stock dividend, combination or reclassification, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the 1998 Purchase Plan.

     In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1998 Purchase Plan shall be assumed or an equivalent substitute option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator elects to shorten the Offering Period then in progress by setting a new Purchase Date and notifying the optionees of the change in their Purchase Date.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or terminate the 1998 Purchase Plan without the approval of the stockholders, except that such termination cannot affect options previously granted nor may an amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the 1998 Purchase Plan without approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the 1998 Purchase Plan, change the standards of eligibility for participation in the 1998 Purchase Plan, or materially increase the benefits accruing to participants in the 1998 Purchase Plan.

     The 1998 Purchase Plan shall expire in 20 years unless sooner terminated by the Administrator, provided that any options then outstanding under the 1998 Purchase Plan shall remain outstanding until they expire by their terms.

TAX INFORMATION

     The 1998 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period or more than one year after the Purchase Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain, taxed at a rate of 28% if the shares are held for more than one year, but not more than 18 months after the Purchase Date, and at a rate of 20% if the shares are held for more than 18 months after the Purchase Date. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1998 Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

REQUIRED VOTE

     The ratification of the adoption of the 1998 Purchase Plan and the reservation of 250,000 shares of Common Stock for issuance thereunder requires the affirmative vote of the holders of a majority of the shares of the Company's capital stock entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
                OF THE 1998 PURCHASE PLAN AND THE RESERVATION OF
            250,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 2

                     ADOPTION OF THE 1998 STOCK OPTION PLAN
                           OF ENDOSONICS CORPORATION

     The stockholders are being asked to approve the adoption of the Company's 1998 Stock Option Plan (the "1998 Option Plan") and the reservation of 750,000 shares of Common Stock issuable under the Plan.

     The Board of Directors believes that, in order to attract and retain qualified employees, officers, consultants and directors to the Company and to provide them with incentives to remain with the Company and work for its long-term success, it is necessary to grant options to purchase Common Stock to such persons to ensure that they have a proprietary interest in the Company. The Board of Directors is terminating the Company's 1988 Stock Option Plan (the "Old Plan"), as it will no longer be possible to issue incentive stock options under such plan as of March 1998. As of March 18, 1998, only approximately 225,000 shares of Common Stock remain available for issuance under the Old Plan. The depletion of shares in the Old Plan was in part due to the Company's issuance of options to purchase 287,250 shares of Common Stock to employees transferred to the Company as a result of the Company's acquisition of Cardiometrics, Inc. Approval of the 1998 Option Plan, and the reservation of 750,000 shares of Common Stock for issuance thereunder at the 1998 Annual Meeting of Stockholders, is expected to provide sufficient options to continue the Company's policy of equity ownership by employees and consultants as an incentive to contribute to the Company's success.

     The 1998 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The terms and provisions of the 1998 Option Plan are described more fully below. The description, however, is not intended to be a complete exposition of all the terms of the Plan. A copy of the 1998 Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's principal office located at 2870 Kilgore Road, Rancho Cordova, CA, 95670.

PLAN STRUCTURE

     The 1998 Option Plan is divided into two separate components:

     Discretionary Option Grant Program. Officers, employees, nonemployee Board members and independent consultants may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock of the Company. The options granted under this Discretionary Option Grant Program may be either incentive stock options that are designed to meet the requirements of
Section 422 of the Internal Revenue Code, as amended (the "Code"), or non-statutory stock options not intended to satisfy such requirements.

     Automatic Option Grant Program. Nonemployee Board members will automatically receive option grants at designated intervals over their period of Board service under the 1998 Option Plan's Automatic Option Grant Program. Each grant will be for a fixed number of shares with an exercise price equal to the fair market value of the option shares on the grant date.

ADMINISTRATION

     If permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the Discretionary Option Grant Program of 1998 Option Plan may (but need not) be made by different administrative bodies with respect to employees or consultants who are also officers or directors and employees who are neither directors nor officers.

     With respect to grants of options to employees or consultants who are also officers or directors of the Company, grants under the Discretionary Option Grant Program shall be made by (A) the Board of Directors, if the Board of Directors may make grants under the 1998 Option Plan in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code as the latter applies so as to qualify grants of options to "covered employees" as performance-based compensation, or (B) a committee designated by the Board of Directors to make grants under the 1998 Option Plan, which committee shall be constituted in such a manner as to permit such grants to comply with Rule 16b-3, to qualify grants of options to "covered employees" as performance-based compensation under
Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

     With respect to grants of options to employees or consultants who are neither directors nor officers of the Company, the Discretionary Option Grant Program will be administered by (A) the Board of Directors or (B) a committee designated by the Board of Directors, which committee will be constituted in such a manner so as to satisfy the Applicable Laws. The Board of Directors or the committee designated by the Board of Directors to administer the Discretionary Option Grant Program is referred to in this Proxy Statement as the "Administrator." The Administrator receives no additional compensation for its services in connection with the administration of the 1998 Option Plan.

     The Automatic Option Grant Program provides for the grant of nonstatutory stock options to nonemployee directors of the Company. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

SHARE RESERVE

     The maximum number of shares of Common Stock issuable under the 1998 Option Plan may not exceed 750,000 shares. Should an option be terminated or canceled for any reason prior to exercise or surrender in full, the shares subject to the portion of the option not so exercised or surrendered will be available for subsequent grant. In no event may any one participant in the Plan be granted stock options for more than 550,000 shares in the aggregate in any calendar year, subject to adjustment as provided for in the 1998 Option Plan.

ELIGIBILITY

     The persons eligible to participate in the 1998 Option Plan are limited to
(i) employees (including officers), (ii) the nonemployee Board members, and
(iii) independent consultants in the service of the Company or its parent or subsidiary corporations (whether now existing or subsequently established). As of March 18, 1998 approximately 300 employees (including 10 officers of the Company and 7 nonemployee Board members) were eligible to participate in the 1998 Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

     The terms of options granted under the Discretionary Option Grant Program are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option may be cash or a number of other methods, including use of a promissory note, as determined by the Administrator.

          The vesting schedule for each granted option will be determined by the Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) exercisable in installments for vested shares over the optionee's period of service.

          (b) Exercise Price. The exercise price of options granted under the Discretionary Option Grant Program is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant, as determined by the Administrator, based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the Discretionary Option Grant Program may be exercised not later than three months (or such other period after, not exceeding three months in the case of incentive stock options or six months in the case of nonstatutory stock options, as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months in the case of incentive stock options as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding twelve months, as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

          If an optionee should die within 30 days (or such other period of time not exceeding three months as is determined by the Administrator) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

          (f) Option Termination Date. Incentive stock options granted under the 1998 Option Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

          (g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

          (h) Acceleration of Option. In the event of a merger of the Company with or into another corporation or sale of substantially all of the Company's assets the exercisability of all options will be accelerated in full unless the successor corporation assumes or substitutes the options in connection with such transaction. The Administrator has full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event of certain change in control transactions (generally the acquisition by any person of more than 25% of the total outstanding securities of the Company or a change in composition of the Board of Directors such that the incumbent directors no longer constitute a majority) so that each such option will, immediately prior to such change in control, become exercisable for all the shares of Common Stock at that time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares.

          The acceleration of options in the event of a merger or sale of the Company or in a change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

          (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1998 Plan as may be determined by the Administrator.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each nonemployee Board member will automatically be granted, upon his or her initial election or appointment to the Board, a stock option to purchase 10,000 shares of Common Stock. In addition, on the date of each Annual Stockholders' Meeting, each individual who is to continue to serve as a nonemployee Board member will automatically be granted a stock option to purchase

5,000 shares of Common Stock, provided such individual has served on the Board for at least six (6) months. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with those provisions.

     The option exercise price per share for each automatic grant will be equal to the fair market value per share of Common Stock on the grant date and will be payable in cash or shares of Common Stock. The options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchase shares.

     Each option will have a maximum term of 10 years measured from the grant date and will become exercisable in a series of four successive equal annual installments over the optionee's period of Board service, with the first such installment to become exercisable upon optionee's completion of one year of Board service measured from the grant date. However, the option will immediately become exercisable for all the option shares upon the optionee's death or permanent disability while serving as a Board member or upon the occurrence of certain merger or change in control transactions.

     All automatic option grants held by the nonemployee Board member at the time of his or her cessation of Board service will remain exercisable for a period of six months for any or all shares for which those options are exercisable at the time of such cessation of Board service. However, should the optionee die while holding one or more options, then those options will remain exercisable for a 12-month period following the date of the optionee's death and may be exercised for any or all shares for which those options are exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the persons to whom the options are transferred by the optionee's will or by the laws of inheritance. In no event may any such option be exercised after the expiration date of the 10-year option term.

LIMITED STOCK APPRECIATION RIGHTS

     In addition to stock options, certain tandem limited stock appreciation rights providing for the cancellation of options subject to such rights upon the occurrence of a hostile takeover of the Company in exchange for a cash distribution from the Company within five days of the consummation of such hostile takeover may be granted under the 1998 Option Plan. The amount of the cash distribution to which an optionee would be entitled upon a hostile takeover would be equal to the excess of (a) the greater of (i) the fair market value of the stock on the date of cancellation or (ii) the highest reported per share price paid in effecting such hostile takeover over (b) the aggregate exercise price for such shares. (In the case of an incentive stock option, the relevant per share price would be the fair market value on the date of cancellation.) Under the Discretionary Option Grant Program, the Administrator may, in its sole discretion at the time of grant, provide for such limited stock appreciation rights with respect to any option granted to any officer subject to the short-swing profit restrictions of Section 16 of the Exchange Act. Limited stock appreciation rights are automatically granted in connection with options issued under the Automatic Option Grant Program. These limited stock appreciation rights could be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

GENERAL PLAN PROVISIONS

     Valuation. For purposes of establishing the option exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of April 17, 1998 the fair market value per share of the Common Stock was $6.63 per share, as reported on the Nasdaq National Market.

     Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options in the aggregate under the Plan, (iii) the number and/or class of securities for which automatic option grants are subsequently to be made to each newly-elected or continuing non-employee Board member and (iv) the number and/or class of securities and the price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

     Amendment and Termination of the Plan. The Board may amend or modify the Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the Plan at any time, but in all events the Plan will terminate upon the earlier of May 2008 or the date all shares available for issuance under the Plan are issued as vested shares or canceled pursuant to the exercise or surrender of options granted under the Plan. Any options outstanding at the time of the termination of the Plan will remain in force in accordance with the provisions of the instruments evidencing those grants.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1998 Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1998 Option Plan.

     Incentive Stock Options. Options granted under the Discretionary Option Grant Program may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the Discretionary Option Grant Program is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is alternatively 28% (in the case of shares held more than one year but less than 18 months after exercise) and 20% (in the case of shares held more than 18 months after exercise), whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     Nonstatutory Stock Options. All other options granted under the Discretionary Option Grant Program which do not qualify as incentive stock options and all options granted under the Automatic Option Grant Program are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

     Alternative Minimum Tax. The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options. In particular, optionees who choose to exercise their incentive stock options before such options are fully vested are strongly urged to consult their tax advisors prior to such exercise to make sure that the alternative minimum tax consequences of exercise are understood.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

     Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares will quality as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executives of the Company.

PLAN BENEFITS

     The actual benefits, if any, to participants in the 1998 Option Plan are not determinable prospectively with respect to any individual participant or class of participants prior to exercise of the options issued under the 1998 Option Plan as the value, if any, of such options to the optionees is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of the option. The Administrator has full discretion as to the recipients of awards under the Discretionary Option Grant Program and the amounts of such awards. With respect to the Automatic Option Grant Program, Julie A. Brooks will receive an option to purchase 10,000 shares of Common Stock on the date of the Company's Annual Meeting of Stockholders (assuming her election at the Meeting), and the following nonemployee incumbent directors will each receive an option to purchase 5,000 shares of Common Stock on the date of the Company's Annual Meeting of Stockholders (assuming election of all such persons at the Meeting):
Thomas J. Cable, Edward M. Leonard, Roger Salquist, and W. Michael Wright.

ACCOUNTING TREATMENT

     Option grants made to employees and Board members with an exercise price less than the fair market value of the shares on the grant date will result in compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such charge will be expensed by the Company over the period benefited (usually the vesting period of the option). Option grants with an exercise price not less than the fair market value of the shares on the grant date will generally not result in any direct charge to the Company's earnings. However, the estimated fair market value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro forma disclosures in the Company's financial statements, the impact those options would have upon the Company's reported earnings were the estimated fair market value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's diluted earnings per share.

     Option grants made to individuals who are not employees at the Company or Board members will result in compensation expense to the Company's earnings equal to the fair market value of the granted options determined as of the grant date. Such charge is also expensed over the period benefited (usually the vesting period for options).

REQUIRED VOTE

     The approval of the adoption of the 1998 Option Plan and the reservation of 750,000 shares for issuance thereunder requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF
             THE APPROVAL OF THE ADOPTION OF THE 1998 OPTION PLAN.

                                 PROPOSAL NO. 3

                             ELECTION OF DIRECTORS

     Six (6) directors will be elected at the Annual Meeting by the holders of EndoSonics Common Stock to serve until the next Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board of Directors will vote all proxies received by them FOR the nominees listed below unless otherwise instructed in writing on such proxy. The six (6) candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of EndoSonics. Stockholders of EndoSonics are not entitled to cumulative voting rights. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the annual current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

     William G. Davis, Michael R. Henson and Dr. Menahem Nassi, three members of the Board of Directors, have declined to stand for re-election. The Company extends its gratitude for their invaluable contributions to the past and future success of the Company. The Board of Directors has amended the Company's Bylaws to decrease the number of directors from eight to six effective immediately prior to the Annual Meeting.

INFORMATION WITH RESPECT TO NOMINEES

     Set forth below, as of February 28, 1998, for each nominee for director of EndoSonics, is information regarding their age, position(s) with EndoSonics, the period they have served as a director, any family relationship with any other director or executive officer of EndoSonics, and the directorships currently held by them in corporations whose shares are publicly registered.

           NOMINEE, AGE AND                               PRINCIPAL OCCUPATION AND
        FIRST YEAR AS DIRECTOR                              BUSINESS EXPERIENCE
        ----------------------                            ------------------------
Julie A. Brooks, 52, (new).............  Ms. Julie A. Brooks has been Senior Vice President, Legal
                                         & External Affairs, General Counsel and Secretary of
                                         Access Health, Inc. since 1996. Prior to her role at
                                         Access Health, Ms. Brooks founded and managed The General
                                         Counsel, Inc., a Seattle-based legal services company,
                                         from 1992 to 1996. She served as Vice President, General
                                         Counsel and Secretary for Westmark International, Inc., a
                                         manufacturer of diagnostic ultrasound, patient monitor-
                                         ing equipment and clinical information systems, from the
                                         time of its spin-off from Squibb Corporation in 1986 until its reorganization in 1992. Ms. Brooks served as Vice
                                         President and Secretary of Thousand Trails, Inc. from 1981 to 1986, and practiced corporate, tax, antitrust and
                                         securities law for Lane, Powell, Moss and Miller in
                                         Seattle from 1976 to 1981. She began her legal career as
                                         an international antitrust attorney in Washington, D.C.,
                                         with the U.S. Department of Justice Honor Law Graduate
                                         Program.
Thomas J. Cable, 58, 1984..............  Mr. Cable founded and has been a general partner of Cable
                                         & Howse Ventures, a venture capital firm since 1976. Mr.
                                         Cable is also a director of Fischer Imaging Corporation,
                                         and Ostex International.
Edward M. Leonard, 56, 1992............  Mr. Leonard has been a Managing Director at Broadview
                                         Associates LLC, a technology mergers and acquisitions
                                         investment bank, since September 1997. From 1977 through
                                         August 1997, he was a partner in the law firm of Brobeck,
                                         Phleger and Harrison, which was EndoSonics' general
                                         counsel from inception through September 1997. Mr. Leonard is also a director of CardioVascular Dynamics, Inc.
Roger Salquist, 56, 1996...............  Mr. Salquist was appointed Chairman of the Board in
                                         November of 1996. Since March 1997, Mr. Salquist has been
                                         a partner in Bay City Capital, a life sciences merchant
                                         banking firm. Mr. Salquist served as Chairman and Chief
                                         Executive Officer of Calgene, Inc., a Davis,
                                         California-based agribusiness biotechnology company, from
                                         1984 through August 1996. He also served on the Board of
                                         Directors of Collagen Corporation from 1988 through
                                         October 1997 and on the Board of Celtrix Pharmaceuticals,
                                         Inc. from 1990 through 1996, serving as its Chairman from
                                         1993 through 1995. Mr. Salquist serves on the Advisory
                                         Council of the Stanford University Graduate School of
                                         Business and is a member of the Board of Trustees of the
                                         University of San Francisco.
Reinhard J. Warnking, 49, 1993.........  Mr. Warnking joined EndoSonics in 1993 as a director,
                                         President and Chief Operating Officer. Mr. Warnking was
                                         appointed Chief Executive Officer on February 1, 1995. Mr.
                                         Warnking was the President and Chief Executive Officer of
                                         Acoustic Imaging Technology Corporation, a manufacturer of ultrasound and transducer systems from August 1991 to
                                         March 1993. From February 1989 to September 1990, he
                                         founded and operated Warnking Medizintechnik GmbH, which
                                         was acquired by Dornier Medizintechnik GmbH in September
                                         1990. After the acquisition, Mr. Warnking founded and
                                         managed the ultrasound division of Dornier Medizintechnik.
                                         From August 1985 to February 1989, he held positions as
                                         Technical Director, General Manager and Vice President
                                         International for Squibb Medical Systems and Advanced
                                         Technology Laboratories (ATL).

           NOMINEE, AGE AND                               PRINCIPAL OCCUPATION AND
        FIRST YEAR AS DIRECTOR                              BUSINESS EXPERIENCE
        ----------------------                            ------------------------
W. Michael Wright, 50, 1997............  Mr. Wright has been President and Chief Executive Officer of MicroHeart, Inc. since September 1997. MicroHeart, Inc.
                                         is a developer and manufacturer of bio-surgical products
                                         for use in the treatment of cardiovascular disease. From
                                         January 1996 until June 1997, Mr. Wright served as the
                                         President and Chief Executive Officer of TomTec Imaging
                                         Systems, Inc., a firm engaged in the development and
                                         manufacture of ultrasound imaging products. From January
                                         1995 until October 1995, Mr. Wright was engaged by
                                         Medtronic to manage the transfer of the HEMOPUMP(R)
                                         Cardiac Assist Systems business to Medtronic from Johnson
                                         & Johnson. From 1968 until 1995, Mr. Wright worked for
                                         Johnson & Johnson where he managed various divisions
                                         developing leading edge cardiovascular and healthcare re-
                                         lated products. During his 27-year tenure with Johnson &
                                         Johnson, Mr. Wright spent much of his time managing
                                         acquired technologies and businesses, overseeing
                                         turnarounds and divestitures and folding smaller companies into the Johnson & Johnson Family of Companies.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met nine (9) times during the year ended December 31, 1997. Each incumbent nominee for Director attended at least 85% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which such Director served.

     EndoSonics has a standing Audit Committee composed of Messrs. Thomas J. Cable, Paul R. Norris (through May 28, 1997) and Menahem Nassi, Ph.D. (through June 4, 1998). The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Audit Committee met one (1) time during the year ended December 31, 1997.

     EndoSonics has a standing Compensation Committee which met five (5) times during the year ended December 31, 1997. For the 1997 fiscal year, this Committee consisted of Messrs. Roger Salquist and William G. Davis. The Committee administers the Restated 1988 Option Plan, the 1998 Employee Stock Purchase Plan and the 1998 Stock Option Plan, and reviews and acts on matters relating to compensation levels and benefit plans for key executives of EndoSonics. The Compensation Committee has the exclusive power and authority to make stock option grants under the 1988 Option Plan and the 1998 Stock Option Plan to the Company's officers.

REMUNERATION

     The following directors were paid fees in connection with their Board service for the 1997 fiscal year:

Roger Salquist (Chairman)...............  $38,333
Thomas J. Cable.........................    1,500
William G. Davis........................    6,000
Michael R. Henson.......................    1,500
Edward M. Leonard.......................    1,500
Menahem Nassi, Ph.D.....................    1,500   (for service beginning August 4, 1997)
Paul R. Norris..........................    5,000   (for service through May 28, 1997)
David H. Rammler, Ph.D..................    3,500   (for service through May 28, 1997)
W. Michael Wright.......................    1,000   (accrued service beginning November
                                                    1997, paid in January 1998)

     At the February 5, 1998 Board of Directors Meeting, a new Directors' Compensation policy was approved to begin January 1, 1998, as follows:

COMPENSATION*                            SERVICE
-------------                            -------
    $1,000.00  Per quarter retainer.
      $500.00  Per in-person board meeting, or for committee meeting (not held in conjunction with Board of Directors meeting.)
      $250.00  For telephonic board or committee meeting, or for in-person committee meeting (held in conjunction with Board of
               Directors meeting.)
      $100.00  Monthly retainer for Chairmen of Compensation and Audit
               Committees.

---------------
* for non-officer directors, other than the Chairman

     Each non-employee Board member has received an automatic option grant for 10,000 shares of Common Stock under the Company's 1988 Stock Option Plan (the "Plan") on the date of his or her initial election or appointment to the Board. In addition, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant for an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. Each automatic option grant will become exercisable for one-fourth of the shares upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. However, the option will become immediately exercisable for all of the option shares if the optionee dies or becomes disabled during his or her period of Board service or if the Company is acquired by merger or asset sale, or if there should occur a hostile take-over of the Company through a successful tender offer for more than 25% of the Company's outstanding Common Stock or a change in the majority of the Board effected through one or more contested elections for Board membership. Each automatic option grant will have a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service.

     Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each automatic option grant will be canceled, and the non-employee Board member will be entitled to a cash distribution from the Company based upon the tender-offer price.

     At the 1997 Annual Stockholders Meeting held on May 28, 1997, Messrs. Cable, Davis, Henson, Leonard, and Salquist each received an automatic stock option grant under the Automatic Option Grant Program of the 1988 Option Plan for 5,000 shares of Common Stock in connection with their re-election as non-employee Board members. Each of those options has an exercise price of $10.875 per share, the fair market value per share of Common Stock on the grant date.

     At the 1996 Annual Stockholders Meeting held on May 24, 1996, Messrs. Cable, Davis and Leonard each received an automatic stock option grant under the Automatic Option Grant Program of the Plan for 5,000 shares of Common Stock in connection with their re-election as non-employee Board members. Each of those options has an exercise price of $16.00 per share, the fair market value per share of Common Stock on the grant date.

     Mr. Salquist received an automatic option grant for 10,000 shares upon his appointment to the Board on November 5, 1996 with an exercise price of $12.75. Mr. Salquist also received three additional option grants in connection with his commencement of Board service. The first two of those additional grants were made on November 5, 1996 at the time he joined the Board. One grant is for 5,000 shares and was made pursuant to the Discretionary Option Grant Program in effect under the Plan and the second grant is for 25,000 shares and was made to Mr. Salquist as a special incentive for him to join the Board. Both grants have an exercise price of $12.75 per share. The final grant to Mr. Salquist covers 10,000 shares and was made to him under the Discretionary Option Grant Program on December 6, 1996. The remaining terms and provisions of each of these option grants are basically the same as those in effect for his 10,000-share option grant under the Automatic Option Grant Program.

     Mr. Leonard, a member of the Company's Board of Directors, was a partner at Brobeck, Phleger & Harrison LLP, and served as General Counsel to the Company through November 4, 1997.

     All directors hold office until the next Annual Meeting of Stockholders and until their successors have been elected. Officers are appointed to serve, at the discretion of the Board of Directors, until their successors are appointed. There are no family relationships among executive officers or directors of EndoSonics. There are no arrangements or understandings involving any director or any nominee regarding such person's status as a director or nominee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX NOMINEES
                                  NAMED ABOVE.

                                 PROPOSAL NO. 4

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP served as independent auditors for EndoSonics for the fiscal year ended December 31, 1997. The Board of Directors, on the recommendation of EndoSonics' management, has selected that firm to continue in this capacity for the current fiscal year. EndoSonics is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors to audit the consolidated financial statements of EndoSonics for the fiscal year ending December 31, 1998 and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Ernst & Young LLP, the Board of Directors will reconsider such selection. Under all circumstances, the Board retains the corporate authority to change the auditors at a later date.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
   THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                    GENERAL

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to EndoSonics regarding the ownership of EndoSonics' Common Stock as of April 17, 1998 by (i) each stockholder known to EndoSonics to be a beneficial owner of more than five percent (5%) of EndoSonics' Common Stock, (ii) each director and nominee for director, (iii) the Named Officers (as such term is defined under the caption "Executive Compensation and Related Information -- Summary of Cash and Certain Other Compensation") and (iv) all current directors and executive officers of EndoSonics as a group.

                                                              BENEFICIAL OWNERSHIP (#)
                                                              -------------------------
                                                                           APPROXIMATE
                                                              NUMBER OF     PERCENT OF
                      NAME AND ADDRESS                          SHARES        CLASS
                      ----------------                        ----------   ------------
Chancellor LGT Asset Management, Inc.(1)....................  3,085,900       19.06%
     1166 Avenue of the Americas
     New York, New York 10036
Warburg, Pincus Counsellors, Inc.(2)........................  1,055,580        6.52%
     466 Lexington Avenue
     New York, NY 10017
Dresdner Bank AG(3).........................................    895,000        5.53%
     Jurgen-Ponto-Platz 1
     60301 Frankfurt, Germany
HLM Management Company(4)...................................    767,000        4.74%
     222 Berkley Street
     Boston, MA 02116
Thomas J. Cable(5)..........................................    425,806        2.63%
William G. Davis(6).........................................     38,769           *
Michael R. Henson(7)........................................     87,243           *
Edward M Leonard(8).........................................     30,519           *
Roger Salquist(9)...........................................     20,831           *
Reinhard J. Warnking(10)....................................    221,331        1.37%
Menahem Nassi, Ph.D.(11)....................................     46,751           *
Dr. Hans P. de Weerd(12)....................................    130,259           *
Michael J. Eberle(13).......................................    121,079           *
Donald V. Fraley(14)........................................     85,413           *
Michael J. Sorna(15)........................................     69,685           *
All directors and executive officers as a group (17
  persons)..................................................  1,540,900        9.52%

---------------
  *  Less than 1%.

 (#) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants which are currently exercisable or convertible or which will become exercisable or convertible within sixty (60) days after April 17, 1998 are deemed outstanding for computing the beneficial ownership of the person holding such option but are not deemed outstanding for computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (1) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on April 9, 1998, Chancellor LGT Asset Management, Inc. reported that as of March 31, 1998 it had sole voting power and investment power over 3,085,900 shares.

 (2) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on January 9, 1997, Warburg, Pincus Counsellors, Inc. reported that as of December 31, 1996 it had shared investment power over 1,055,580 shares, sole voting power over 230,200 of such shares and shared voting power over 464,717 of such shares.

 (3) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 7, 1997, Dresdner Bank AG reported that as of December 31, 1996 it had sole voting power and investment power over 895,000 shares.

 (4) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 10, 1997, HLM Managements Co. Inc. reported that as of December 31, 1996 it had sole voting power and investment power over 767,000 shares.

 (5) Includes 395,287 shares held by CH Partners III L.P. of which Mr. Cable is a general partner. Mr. Cable disclaims beneficial ownership of these shares other than to the extent of his individual partnership interest. Also includes 30,519 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

 (6) Includes 36,769 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

 (7) Includes 50,443 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

 (8) Includes 25,000 shares held in a retirement savings plan pursuant to which Mr. Leonard exercises voting and investment power, 5,000 shares held by Mr. Leonard's wife (as to which he disclaims beneficial ownership) and 30,519 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

 (9) Mr. Salquist was appointed Chairman of the Company's Board of Directors on November 5, 1996, at which time he was granted options to purchase an aggregate of 40,000 shares of the Company's Common Stock. On December 6, 1996, he was granted an additional option to purchase 10,000 shares of the Company's Common Stock. Includes 20,831 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(10) Includes 204,331 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(11) Includes zero (0) shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(12) Includes 109,821 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(13) Includes 102,954 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(14) Includes 85,413 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

(15) Includes 69,685 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 17, 1998.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     It is the responsibility of the Compensation Committee of the EndoSonics Board of Directors to make recommendations to the Board with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the EndoSonics 1988 Stock Option Plan and, if approved by the stockholders, the 1998 Employee Stock Purchase Plan and the 1998 Stock Option Plan with respect to the grants made thereunder to such officers and other key employees. The following is a summary of the policies of the Compensation Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     General Compensation Policy. Under the supervision of the Compensation Committee, EndoSonics has developed a compensation policy which is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the financial success of EndoSonics. One of the Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of EndoSonics as measured by his personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual performance and expertise and is designed to be competitive with salary levels in the industry, (ii) variable performance awards payable in cash and tied to the Company's achievement of certain financial goals; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the EndoSonics stockholders.

     Factors. The principal factors which were considered in establishing the components of each executive officer's compensation package for the 1997 fiscal year are summarized below. However, the Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

     - Base Salary. The base salary levels for the executive officers were established for the 1997 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions as a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Committee, however, did not rely upon any specific compensation surveys for considerations. Instead, the Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

     - Annual Incentive Compensation. EndoSonics has adopted an Employee Bonus Plan pursuant to which the Board of Directors has discretionary authority to award cash bonuses to executive officers and employees in accordance with recommendations made by the Committee based upon the extent to which certain financial and performance targets established semi-annually by the Committee are met and the contribution of each such officer and employee to the attainment of such targets. For fiscal year 1997, the performance targets for each of the Named Officers included gross sales, cash flow, engineering product goals and regulatory submission goals. The weight given to each factor varied from individual to individual.

     - Long-Term Incentive Compensation. EndoSonics has also adopted the 1988 Option Plan and the 1998 Option Plan. Each grant under these plans are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage EndoSonics from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in EndoSonics. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of EndoSonics Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ and the market price of the Company's Common Stock appreciates over the option term.

     - CEO Compensation. In setting the base salary for Mr. Reinhard J. Warnking, the Company's Chief Executive Officer, for the 1997 fiscal year, the Committee sought to provide him with a level of salary which is at the median of the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Committee's part to have this particular component of Mr. Warnking's compensation affected to any significant degree by Company performance.

     Mr. Warnking's incentive cash compensation for the 1997 fiscal year was based on an overall assessment of his achievement in implementing certain internal practices to strengthen the management team and further the Company's business development.

     The long-term incentive component of Mr. Warnking's compensation for the 1997 fiscal year consisted of a stock option grant on May 14, 1997 to purchase 50,000 shares. As previously indicated, this grant was designed to provide a special incentive to Mr. Warnking to contribute to the Company's financial success.

     - Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held corporations for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, no is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal year 1998 will exceed that limit. The Company's 1988 Option Plan and 1998 Option Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under such plans will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

                                          COMPENSATION COMMITTEE

                                          William G. Davis
                                          Roger Salquist

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors for the 1997 fiscal year were William G. Davis, David H. Rammler, Ph.D., (through May 1997) and Roger Salquist. No member of the Compensation Committee was at any time during the 1997 fiscal year or at any other time an officer or employee of EndoSonics.

     No executive officer of EndoSonics served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

     The graph depicted below shown EndoSonics' stock price as an index assuming $100 invested on March 4, 1992 (the date of EndoSonics' initial public offering), along with the composite prices of companies listed on the CRSP Total Return Index for National Association of Securities Dealers Automated Quotation ("Nasdaq") Stock Market and the Hambrecht & Quist Incorporated Total Return Index for Healthcare Technology Companies (excluding Biotechnology). This information has been provided to EndoSonics by Hambrecht & Quist Incorporated.

                  PERFORMANCE GRAPH FOR ENDOSONICS CORPORATION

                 INDEXED COMPARISON OF CUMULATIVE TOTAL RETURN
              CRSP TOTAL RETURN INDEX FOR NASDAQ STOCK MARKET AND
 THE HAMBRECHT AND QUIST TOTAL RETURN INDEX FOR HEALTHCARE TECHNOLOGY COMPANIES
                           (EXCLUDING BIOTECHNOLOGY)

        MEASUREMENT PERIOD                                NASDAQ STOCK       H&O HEALTHCARE
      (FISCAL YEAR COVERED)         ENDOSONICS CORP.       MARKET-U.S.        EXCL. BIOTECH
DEC-92                                      100                 100                 100
MAR-93                                    66.36              101.88               74.49
JUN-93                                    49.09              103.83               67.24
SEP-93                                    43.64              112.58               64.06
DEC-93                                    43.64               114.8               71.62
MAR-94                                    54.55              109.97               66.09
JUN-94                                       40              104.83                  64
SEP-94                                    50.91              113.51               76.48
DEC-94                                       50              112.21                76.1
MAR-95                                    58.18              122.33               88.89
JUN-95                                    80.91              139.93               91.31
SEP-95                                    96.36              156.79              114.23
DEC-95                                      110               158.7              126.71
MAR-96                                      130               166.1              135.55
JUN-96                                      130              179.66               127.4
SEP-96                                   101.82              186.05              139.81
DEC-96                                   110.91              195.19              140.67
MAR-97                                    69.09              184.61              133.62
JUN-97                                    79.09              218.45              159.97
SEP-97                                   106.81               255.4              167.67
DEC-97                                    79.18              239.53              167.64

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer, Mr. Warnking, who has served in such capacity since February 1, 1995, and the other most highly-compensated executive officers whose compensation for the 1997 fiscal year was in excess of $100,000 for services rendered in all capacities to the Company for each of the last three fiscal years. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1997 fiscal year resigned or terminated employment during that fiscal year. All the individuals named in the table will hereinafter be referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                            ------------
                                           ANNUAL COMPENSATION               NUMBER OF
                                -----------------------------------------    SECURITIES
                                       SALARY    BONUS     OTHER ANNUAL      UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     ($)      ($)1    COMPENSATION(1)    OPTIONS(#)    COMPENSATION(3)
 ---------------------------    ----   -------   ------   ---------------   ------------   ---------------
Reinhard J. Warnking..........  1997   208,146   65,205       198,936          50,000
  Chief Executive Officer       1996   200,905   70,317        22,267          75,000
  and President(4)              1995   175,000   60,885                        60,000
Dr. Hans P. de Weerd..........  1997   121,443   21,353        52,500          20,000          27,226
  Senior Vice President,        1996   130,344   21,012                        25,000          23,478
  European Operations(5)        1995   126,506   22,469                        25,000          22,845
Michael J. Eberle.............  1997   146,757   24,990        49,875          20,000
  Senior Vice President,        1996   141,867   22,699                        25,000
  Chief Technical Officer       1995   137,800   27,212                        35,000
Donald V. Fraley..............  1997   130,549   47,791        48,125          20,000
  Vice President,               1996   126,058   46,472        13,100          30,000
  Sales and Marketing(6)        1995   113,909   36,165        55,000         100,000
Michael J. Sorna..............  1997   119,466   81,050       365,434          25,000
  Vice President,               1996       N/A      N/A                           N/A
  Sales and Marketing,          1995       N/A      N/A                           N/A
  European Operations(7)

---------------
(1) Except as otherwise indicated, the amounts shown under the Bonus column are cash bonuses earned for the indicated fiscal years under the Employee Bonus Plan.

(2) Except as otherwise indicated, Other Annual Compensation includes moving and relocation expenses and compensation related to the distribution of CCVD or Cardiometrics stock based on outstanding options.

(3) The amounts shown represent annual contributions of $27,226, $23,478 and $22,845 by the Company to fund future retirement benefits payable to Dr. de Weerd under the individual pension program in which he participates in the Netherlands.

(4) Mr. Warnking first became employed by the Company on April 19, 1993 and was elected Chief Executive Officer of the Company on February 1, 1995.

(5) Dr. de Weerd first became employed by the Company in August 1994. Dr. de Weerd's annualized rates of base salary for the 1996 and 1997 fiscal years were 226,800 NLG and 245,190 NLG, respectively, converted at exchange rates of 1.74 NLG's and 2.019 NLG's, respectively.

(6) Mr. Fraley first became employed by the Company in February 1995 and was appointed Vice President of Sales and Marketing of the Company in March 1995.

(7) Mr. Sorna became employed by the Company on July 24, 1997. He was previously employed by Cardiometrics, Inc. Other annual compensation includes $203,746 of merger consideration based on Mr. Sorna's outstanding stock options on the effective date of the Cardiometrics acquisition.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1997 fiscal year under EndoSonics 1988 Option Plan to the Named Officers. Except for the limited stock appreciation rights described in Footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                        -----------------------------------------------------    VALUE AT ASSUMED ANNUAL
                         NUMBER OF      % OF TOTAL                                   RATES OF STOCK
                        SECURITIES       OPTIONS       EXERCISE                    PRICE APPRECIATION
                        UNDERLYING      GRANTED TO     OR BASE                       FOR OPTION TERM
                          OPTIONS      EMPLOYEES IN    PRICE(2)    EXPIRATION    -----------------------
         NAME           GRANTED(1)     FISCAL YEAR      ($/SH)        DATE       5%($)(3)     10%($)(3)
         ----           -----------    ------------    --------    ----------    ---------    ----------
Reinhard J.
  Warnking............    50,000            5%          9.375       05/14/07      294,794        747,066
Dr. Hans P. de
  Weerd...............    20,000            2%          9.375       05/14/07      187,500        298,900
Michael J. Eberle.....    20,000            2%          9.375       05/14/07      187,500        298,900
Donald V. Fraley......    20,000            2%          9.375       05/14/07      187,500        298,900
Michael J. Sorna......    75,000            7%          12.50       12/31/07      589,588      1,494,134

---------------
(1) Options were granted on April 18, May 14, July 23, December 19 and December 31, 1997.

    The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile change in control of the Company, whether by tender offer for more than 25% of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

    Each option also includes a limited stock appreciation right pursuant to which the underlying option will automatically be canceled upon the successful completion of a hostile tender offer for more than 50% of the outstanding Common Stock and the optionee will become entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the option is otherwise at the time exercisable for all the option shares) equal to the tender-offer price paid per share of Common Stock less the option exercise price payable per share.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

(3) There is no assurance provided to any executive officer or any other holder of EndoSonics securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1997 fiscal year and unexercised options held by the Named Officers as of the end of such year. No stock appreciation rights were exercised by the Named Officers during such fiscal year, and except for the limited stock appreciation rights described in Footnote (1) to the Option Grant table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                               SHARES                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              ACQUIRED                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 ON        AGGREGATE         OPTIONS AT FY-END(#)             AT FY-END($)(2)
                              EXERCISE       VALUE        ---------------------------   ---------------------------
            NAME                (#)      REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              --------   --------------   -----------   -------------   -----------   -------------
Reinhard J. Warnking........     0             0            167,666        139,483        560,656        189,549
Dr. Hans P. de Weerd........     0             0             88,125         61,875        436,875        135,625
Michael J. Eberle...........     0             0             88,789         53,711        263,280         78,220
Donald V. Fraley............     0             0             63,748         73,752        143,151        107,474
Michael J. Sorna............     0             0             69,685         25,000        187,970              -

---------------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2) Based upon the market price of $10.75 per share, which was the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 1997 fiscal year, less the option exercise price payable per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Named Officers other than Hans de Weerd have employment agreements with EndoSonics. The employment of each of those Named Officers may be terminated at any time at the discretion of the Board of Directors. However, Dr. de Weerd has an employment agreement with the Company terminable by either party upon 3 months advance notice.

     The Compensation Committee of the Board of Directors has the authority as administrator of the Company's 1988 Option Plan and the 1998 Option Plan to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers and any unvested shares actually held by those individuals under such plans, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender for more than 25% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

     The Board of Directors has authorized the Company to enter into Change of Control Agreements with its executive officers. The terms of such Change of Control Agreements will provide that each executive officer would be entitled to certain benefits if terminated within a specified period of time after certain change of control transactions involving the Company (generally, a merger or acquisition of the Company, including a hostile takeover). Specifically, if an executive officer were to be terminated within 12 months following a change of control transaction, the Change of Control Agreement would entitle him or her to continuation of his or her base salary at the time of termination for a period of 18 months after termination, bonus payments equal to the bonus accrued within the 12-month period, full vesting of all stock options, continuation of benefits under the Company's health and other benefit plans and, with respect to certain persons who have relocated to Europe on behalf of the Company, relocation expenses to return to the United States. If an executive officer were to be terminated more than 12 but less than 18 months after a change of control transaction, such offer would be entitled to the same benefits as described above, except that salary continuation would continue only for 12 months and the bonus payments would equal the bonus accrued during the additional months of time until termination. In the case of an officer being terminated following a hostile takeover of the Company, such officer would be entitled to a lump sum payment of the benefits described above rather than payment over a 12- or 18-month period.

OFFICER LOAN

     On August 4, 1993, the Company extended a loan in the amount of $100,000 to Mr. Warnking, the Chief Executive Officer and President of the Company, for purposes of assisting Mr. Warnking in the purchase of a residence. The loan is secured by a deed of trust on such residence and will become due and payable upon sale of the property secured by such deed of trust. Interest on the loan accrues at the rate of 3.95% per annum, compounded annually and is payable annually. As of December 31, 1997, the outstanding balance on the loan was $116,398 including accrued interest. The loan was repaid on March 20, 1998.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of EndoSonics and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which EndoSonics received from such persons for their 1997 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1997 fiscal year, EndoSonics believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in EndoSonics' Proxy Statement for next year's Annual Meeting of Stockholders is December 31, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

                             ENDOSONICS CORPORATION

                             1998 STOCK OPTION PLAN

                                   ARTICLE ONE
                               GENERAL PROVISIONS


I.   GENERAL

     A. PURPOSES OF PLAN. This 1998 Stock Option Plan (the "Plan") is intended to promote the interests of Endosonics Corporation, a Delaware corporation (the "Company"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or any Parent or Subsidiary corporation (as defined below)).

     B. DEFINITIONS. For purposes of the Plan, the following definitions shall apply:

          (i) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section III of Article One of the Plan.

          (ii) "Affiliate" shall mean an entity other than a Subsidiary in which the Company owns an equity interest.

          (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (iv) "Common Stock" shall mean the Common Stock of the Company.

          (v) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Director of the Company whether compensated for such services or not.

          (vi) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (vii) "Director" shall mean a member of the Company's Board of Directors.

          (viii) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the

Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (ix) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (x) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (b) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (xi) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (xii) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (xiii) "Outside Director" shall mean a Director who is not an Employee.

          (xiv) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (xv) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (xvi) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

II.  STRUCTURE OF THE PLAN

     A. OPTION PROGRAMS. The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Article Two and the Automatic Option Grant Program described in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Company's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of Common Stock in accordance with the provisions of Article Three.

     B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered in accordance with the following standards:

          (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

          (ii) DISCRETIONARY OPTION GRANT PROGRAM ADMINISTRATION.

               (a) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of options pursuant to the Discretionary Option Grant Program to Employees or Consultants who are also Officers or Directors of the Company, grants under the Plan shall be made by (A) the Company's Board of Directors (the "Board), if the Board may make grants under the Plan in compliance with Rule 16b-3 and Section 162(m) of the Code as it applies so as to qualify grants of options to Named Executives as performance-based compensation, or (B) a committee designated by the Board (the "Committee") to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

               (b) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of options pursuant to the Discretionary Option Grant Program to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (c) GENERAL. If a Committee has been appointed pursuant to subsection (ii) of this Section III.A., such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (iii) AUTOMATIC OPTION GRANT PROGRAM ADMINISTRATION. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of Article Three, provided however that to the extent required, the Automatic Option Grant Program shall be administered by the Board.

     B. The Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan functions within the scope of its administrative authority and to make any and all determinations with respect to those functions which it may deem necessary or advisable, all as further provided in Section I of Article Two and Section II of Article Three. All decisions of the Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties who have an interest in the Plan or any outstanding option granted pursuant to such authority.

IV.  ELIGIBILITY FOR OPTION GRANTS

     A. The persons eligible to participate in the Option Grant Program under Article Two of the Plan shall be limited to the following:

          (i) Officers and other key Employees of the Company (or its Parent or Subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its Parent or Subsidiary corporations);

          (ii) those Consultants (including Outside Directors) who provide valuable services to the Company (or its Parent or Subsidiary corporations).

     B. Outside Directors shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

     C. The Administrator shall have full authority to make discretionary option grants under the Plan to the eligible individuals within the scope of its administrative functions under the Plan and to determine the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Stock Option") which satisfies the requirements of
Section 422 of the Code or a nonstatutory option not intended to meet such requirements ("Nonstatutory Stock Option"), the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 750,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section V of Article One.

     B. In no event may the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options exceed 550,000 shares in any calendar year. Such limitation shall be subject to periodic adjustment in accordance with the provisions of this Section V.

     C. Should an outstanding option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan. Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. If any change is made to the outstanding Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Plan, and (iv) the number and/or class of securities to be made the subject of each subsequent automatic grant; provided however that the conversion of convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments to the outstanding options shall preclude the enlargement or dilution of rights and benefits under such options. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to an option. In the event of a dissolution or liquidation of the Company, each outstanding option shall expire on a date specified in a written notice given by the Administrator to an optionee specifying the terms and conditions of such termination (which date shall be at least fifteen (15) days after the date the Administrator gives the written notice).

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM


I.   ADMINISTRATION AND ELIGIBILITY

     A. ADMINISTRATION OF OPTIONS. Options granted pursuant to this Article Two shall be authorized by action of the Administrator and may, at the Administrator's discretion, be either Incentive Stock Options or Nonstatutory Stock Options, in either case as designated in the applicable written option agreement. Each option granted shall be evidenced by one or more instruments in the form approved by the Administrator. Each such instrument shall, however, comply with the terms and conditions specified below. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (a) to determine the Fair Market Value of the Common Stock, in accordance with Section I.C.(x) of Article One of the Plan;

               (b) to select the Employees and Consultants to whom options may from time to time be granted hereunder;

               (c) to determine whether and to what extent options are granted hereunder;

               (d) to determine the number of shares of common stock to be covered by each such award granted hereunder;

               (e)  to approve forms of agreement for use under the Plan;

               (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any option and/or the shares of common stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); and

               (g) to reduce the exercise price of any option to the then current Fair Market Value if the Fair Market Value of the common stock covered by such option shall have declined since the date the option was granted.

     B. RECIPIENTS OF GRANTS. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. Nonstatutory Stock Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options.

     C. TYPE OF OPTION. Each option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section I.C., Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

II.  TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER ARTICLE TWO

     A.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (i) EXERCISE PRICE. The per share exercise price for the shares to be issued pursuant to exercise of an option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (a)  In the case of an Incentive Stock Option

                    (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the Fair Market Value per share on the date of grant; or

                    (2) granted to any other Employee, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

               (b)  In the case of a Nonstatutory Stock Option

                    (1) granted to a person who, at the time of the grant of such option, is a Named Executive of the Company, the per share exercise price shall be no less than 100% of the Fair Market Value on the date of grant; or

                    (2) granted to any person other than a Named Executive, the per share exercise price shall be no less than 85% of the Fair Market Value per share on the date of grant.

               (c) Notwithstanding anything to the contrary in Sections II.A.(i)(a) or (b) above, in the case of an option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

          (ii) PERMISSIBLE CONSIDERATION. The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) other shares that (x) in the case of shares acquired upon exercise of an option either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised, (4) authorization from the Company to retain from the total number of shares as to which the option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) a combination of any of the foregoing methods of payment, (7) a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the shares to be issued, plus a promissory note for the balance of the exercise price, or (8) such other consideration and method of payment for the issuance of shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     B. TERM OF OPTIONS. The term of each option granted under this Article Two shall be the term stated in the written option agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. However, in the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

     C.   EXERCISE OF OPTIONS.

          (i) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the optionee, and as shall be permissible under the terms of the Plan.

          An option may not be exercised for a fraction of a share.

          An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may, as authorized by the

Administrator, consist of any consideration and method of payment allowable under Section II.A.(ii) of this Article Two. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section V.D. of Article One of the Plan.

          (ii) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an optionee's Continuous Status as an Employee or Consultant, such optionee may, but only within three (3) months (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such option as set forth in the written option agreement), exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the optionee was not entitled to exercise the option at the date of such termination, or if the optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, the option shall terminate.

          (iii) DISABILITY OF OPTIONEE. Notwithstanding Section C.(ii) above, in the event of termination of an optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the option) from the date of such termination (but in no event later than the date of expiration of the term of such option as set forth in the written option agreement), exercise his or her option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the option at the date of termination, or if he does not exercise such option (which he was entitled to exercise) within the time specified herein, the option shall terminate.

          (iv) DEATH OF OPTIONEE. In the event of the death of an optionee:

               (a) during the term of the option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the option, the option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock option being made at the time of grant of the option) following the date of death (but in no event later than the date of expiration of the term of such option as set forth in the written option agreement), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section I.C. of Article Two; or

               (b) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the option) after the termination of Continuous Status as an Employee or Consultant, the option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such option as set forth in the written option agreement), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (v) EARLY EXERCISE. The Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under Sections C.(ii), C.(iii) and C.(iv) above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's termination of Continuous Status as an Employee or Consultant but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such termination not occurred.

          (vi) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority, within the scope of its administrative functions under the Plan, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's termination of Continuous Status as an Employee or Consultant or death from the limited period in effect under Section I.C. of this Article Two to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

          (vii) RULE 16B-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     D. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

          1. The Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the Company (or its assignees) shall have the right, exercisable upon the optionee's termination of Continuous Status as an Employee or Consultant, to repurchase at the option price any or all of the unvested shares of Common Stock at the time held by the optionee. Any such repurchase right shall be exercisable by the Company (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Continuous Status as an Employee or Consultant) as the Administrator may specify in the instrument evidencing such right.

          2. The Administrator may assign the Company's repurchase rights under subparagraph E.1 above to any person or entity selected by the Administrator, including one or more stockholders of the Company.

          3. All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section III of this Article Two, except to the extent (i) the Company's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination of repurchase rights and acceleration of vesting are precluded by other limitations imposed by the Plan Administrator at the time of the option grant.

     E. LIMITED TRANSFERABILITY OF OPTIONS. The option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an optionee will not constitute a transfer. An option may be exercised, during the lifetime of the optionee, only by the optionee or a transferee permitted by this subparagraph E.

     F. TIME OF GRANTING OPTIONS. The date of grant of an option under this Article Two shall, for all purposes, be the date on which the Administrator makes the determination granting such option or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an option is so granted within a reasonable time after the date of such grant.

III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

     A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

          (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

          (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Administrator at the time of grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

     For purposes of this Section III an Option shall be considered "assumed," without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each optionee would be entitled to receive upon exercise of an option the same number and kind of shares of stock or the same amount of property, cash or securities as the optionee would have been entitled to receive upon the occurrence of such transaction if the optionee had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of shares covered by the option as provided for in Section V.D. of Article One).

     B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

     C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

     D. The options outstanding under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     E. The Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Change in Control (as defined below). The Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the optionee's Continuous Status as an Employee or a Consultant within a specified period following the Change in Control.

     F. For purposes of this Section III, a "Change in Control" shall be deemed to occur in the event:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     H. The exercisability as Incentive Stock Options under the federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section I.C. of this Article Two.

IV.  LIMITED STOCK APPRECIATION RIGHTS

     A. Each officer of the Company subject to the short-swing profit restrictions of the Exchange Act may, in the Administrator's sole discretion, be granted limited stock appreciation rights in tandem with his or her outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over (as defined below) effected at any time after the Company's outstanding Common Stock is registered under Section 12(g) of the Exchange Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (as defined below) of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV.A. No additional approval of the Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

     B. For purposes of Section IV.A, the following definitions shall be in effect:

          (i) A "Hostile Take-Over" shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          (ii) The "Take-Over Price" per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the date of cancellation, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Stock Option, the Take-Over Price shall not exceed the clause (a) price per share.

V.   LOANS OR INSTALLMENT PAYMENT

     The Administrator may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two by (a) authorizing the extension of a loan to such optionee from the Company or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Administrator in its sole discretion. Loans and installment payments may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares (less the par value) plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

                                  ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM


I.   ELIGIBILITY

     A. ELIGIBLE OPTIONEES. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the following:

          (i) each Outside Director serving on the Board on the date of adoption of this Plan; and

          (ii) each Outside Director who is first appointed or elected as a Board member at any time after the date of adoption of this Plan.

     Options may be granted under this Article Three only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in Section II below. An Outside Director who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options in accordance with such provisions.

II.  ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN

     A. ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

     B. PROCEDURE FOR GRANTS. All grants of options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of shares to be covered by options granted to Outside Directors.

          (ii) Each Outside Director who becomes an Outside Director after the effective date of this Plan (a "New Outside Director") shall be automatically granted an option to purchase 10,000 shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

          (iii) Each Outside Director (including New Outside Directors after such persons have been granted the First Option) shall be automatically granted an option to purchase 5,000 Shares (a "Subsequent Option") on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

          (iv) Notwithstanding the provisions of Section II.B.(ii) and (iii) hereof, in the event that a grant would cause the number of shares subject to outstanding options plus the number of shares previously purchased upon exercise of options to exceed the maximum aggregate number of shares of common stock which may be optioned and sold under the Plan, then each such automatic grant shall be for that number of shares determined by dividing the total number of shares remaining available for grant by the number of Outside Directors receiving an option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional shares become available for grant under the Plan through action of the stockholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of options previously granted hereunder.

          (v) Notwithstanding the provisions of Section II.B.(ii) and (iii) hereof, any grant of an option made before the Company has obtained stockholder approval of the Plan in accordance with Section II of Article Four hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section.

          (vi) The terms of each option granted under this Article Three shall be as follows:

               (a) the option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section III.B. hereof;

               (b) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the option; and

               (c) the option shall become exercisable in installments cumulatively as to 25% of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of the option.

          (v) Should optionee die or become permanently disabled (as defined in Section 22(e)(3) of the Code) while serving as a Director, then the option shall accelerate in full and become exercisable for all of the shares of Common Stock at the time subject to the option.

     C. POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Common Stock; (ii) to determine the exercise price per share of options to be granted, which exercise price shall be determined in accordance with Section III.A. of this Article Three; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     D. SUSPENSION OR TERMINATION OF OPTION. If the President or his or her designee reasonably believes that an optionee has committed an act of misconduct, the President may suspend the optionee's right to exercise any option pending a determination by the Board of

Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on optionee's behalf at a hearing before the Board or a committee of the Board.

III. TERMS AND CONDITIONS OF OPTION GRANTS UNDER ARTICLE THREE

     A.   EXERCISE PRICE AND CONSIDERATION.

          (i) EXERCISE PRICE. The per share exercise price for the shares to be issued pursuant to exercise of an option shall be 100% of the Fair Market Value per share on the date of grant of the option.

          (ii) FORM OF CONSIDERATION. The consideration to be paid for the shares to be issued upon exercise of an option shall consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised (which, if acquired from the Company, shall have been held for at least six (6) months), delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     B.   EXERCISE OF OPTION.

          (i) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any option granted hereunder shall be exercisable at such times as are set forth in Section II.B.(vi)(c) hereof; provided, however, that no options shall be exercisable prior to stockholder approval of the Plan in accordance with Section II of Article Four has been obtained.

               An option may not be exercised for a fraction of a share.

               An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section III.A. of this Article Three. Until the issuance

(as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option. A share certificate for the number of shares so acquired shall be issued to the optionee as soon as practicable after exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section V.D. of Article One.

          (ii) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director for any reason (except death), he or she may, but only within six (6) months after the date he or she ceases to be a Director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that such Outside Director was not entitled to exercise an option at the date of such termination, or does not exercise such option (which he or she was entitled to exercise) within the time specified herein, the option shall terminate.

          (iii) EXERCISE UPON DEATH OF OPTIONEE. Should the optionee die while serving as a Board member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death. However, each such option shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

          (v). TERMINATION OF OPTION. In no event shall any automatic grant under this Article Three remain exercisable after the expiration of the option term specified in Section III.C. below. Upon the expiration of the applicable exercise period in accordance with subparagraphs (ii) and (iii) above or (if earlier) upon the expiration of option term specified in Section III.C., the automatic grant shall terminate and cease to be outstanding for all shares for which such option was exercisable at the time of the optionee's cessation of Board service but for which that option was not subsequently exercised.

     C. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

     D. NONTRANSFERABILITY OF OPTIONS. The option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an optionee does not constitute a transfer. An option may be exercised during the lifetime of an optionee only by the optionee or a transferee permitted by this Section III.D.

     E. TIME OF GRANTING OPTIONS. The date of grant of an option shall, for all purposes, be the date determined in accordance with Section II.B. of this Article Three. Notice of the determination shall be given to each Outside Director to whom an option is so granted within a reasonable time after the date of such grant.

IV.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of a Corporate Transaction (as such term is defined in Section III of Article Two), then the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

     B. In connection with any Change in Control (as such term is defined in Section III of Article Two), the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

     C. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.   LIMITED STOCK APPRECIATION RIGHTS

     Upon the occurrence of a Hostile Take-Over (as such terms is defined in Section IV.A. of Article Two above), each outstanding automatic option grant under this Article Three shall automatically be cancelled in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (as such term is defined below) of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of 1998 Stock Option Plan shall constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with the provisions of this Section V. No additional approval of the Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The Take-Over Price per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the date of cancellation, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                                  ARTICLE FOUR
                                  MISCELLANEOUS


I.   AMENDMENT OF THE PLAN

     A. AMENDMENT OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section II of Article Four of the
Plan:

          (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section V.D. of Article One of the Plan;

          (ii) any change in the designation of the class of persons eligible to be granted options;

          (iii) any change in the limitation on grants to employees as described in Section V.D. of Article One or other changes which would require stockholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

          (iv) any change which requires stockholder approval to comply with Rule 16b-3 under the Exchange Act or any other Applicable Law.

Notwithstanding the foregoing, the provisions set forth in Section II.B. of Article Three (and any other Sections of the Plan that affect the formula award terms to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rule thereunder.

     B. EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any optionee shall not affect options already granted to such optionee and such options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the optionee and the Company.

II.  STOCKHOLDER APPROVAL OF PLAN

     A. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the shares are listed.

     B. In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

III. WITHHOLDING TAXES AND TAX WITHHOLDING

     A. WITHHOLDING TAXES. As a condition to the exercise of options granted hereunder, the optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such option. The Company shall not be required to issue any shares under the Plan until such obligations are satisfied.

     B. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, optionees may satisfy withholding obligations as provided in this paragraph. When an optionee incurs tax liability in connection with an option which tax liability is subject to tax withholding under applicable tax laws, and the optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company shares that (i) in the case of shares previously acquired from the Company, have been owned by the optionee for more than six (6) months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than the applicable taxes, or (d) by electing to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          Any surrender by an Officer or Director of previously owned shares to satisfy tax withholding obligations arising upon exercise of this option must comply with the applicable provisions of Rule 16b-3.

          All elections by an optionee to have shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular shares of the option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

          In the event the election to have shares withheld is made by an optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under

Section 83(b) of the Code, the optionee shall receive the full number of shares with respect to which the option is exercised but such optionee shall be unconditionally obligated to tender back to the Company the proper number of shares on the Tax Date.

IV.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in
Section II of this Article Four of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section I of this Article Four.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

VI.  NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Company in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any Parent or Subsidiary corporation) for any period of specific duration, and the Company (or any Parent or Subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VII. OPTION AGREEMENTS

     Options issued under Article Two and Article Three of the Plan shall be evidenced by written option agreements in such form as the Board shall from time to time approve.

VIII. RESERVATION OF SHARES

     The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

                             ENDOSONICS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1998 Employee Stock Purchase Plan.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Endosonics Corporation, a Delaware corporation.

          (e) "Compensation" shall mean all regular straight time gross earnings, excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

          (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

          (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Purchase Date" shall mean the last day of each Offering Period of the Plan.

          (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term "Offering Date" shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

               Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

          (m) "Offering Period" shall mean a period of six (6) months except for the first offering period as set forth in Section 4.

          (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)  "Plan" shall mean this Employee Stock Purchase Plan.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   ELIGIBILITY.

          (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with new Offering Periods commencing on or about February 1 and August 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on July 1, 1998 and continue until January 31, 1999. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one percent (1%) and not more than twenty percent (20%)) to be paid as Contributions pursuant to the Plan.

          (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

     6.   METHOD OF PAYMENT OF CONTRIBUTIONS.

          (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

          (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

     7.   GRANT OF OPTION.

          (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

          (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Purchase Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after the Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Offering Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.

     10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Purchase Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     11. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

     12.  STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Two Hundred Fifty Thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

     14.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

          (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.  AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

     23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                             ENDOSONICS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

                                                           New Election ________
                                                     Change of Election ________


          1. I, ________________________, hereby elect to participate in the Endosonics Corporation 1998 Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, 19__ to _______________, 19__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

          2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

          3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of the Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

          4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions on one occasion only during any Offering Period by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the calendar quarter following the date of filing of the new Subscription Agreement. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

          5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Endosonics Corporation 1998 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

          6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):


                                        ----------------------------------------

                                        ----------------------------------------

          7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:



NAME:  (Please print)                   ----------------------------------------
                                        (First)       (Middle)        (Last)


--------------------                    ----------------------------------------
(Relationship)                          (Address)


                                        ----------------------------------------

          8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date (the last day of the Offering Period), I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

          I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

          9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

          I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

          10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.



SIGNATURE:
           -----------------------------

SOCIAL SECURITY #:
                   ---------------------

DATE:
      ----------------------------------



SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


----------------------------------------
(Signature)


----------------------------------------
(Print name)

                             ENDOSONICS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


          I, __________________________, hereby elect to withdraw my participation in the Endosonics Corporation 1998 Employee Stock Purchase Plan (the "Plan") for the Offering Period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

          I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

          The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.



Dated:
       ------------------               ----------------------------------------
                                        Signature of Employee


                                        ----------------------------------------
                                        Social Security Number

PROXY

                             ENDOSONICS CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 4, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on June 4, 1998 and the proxy statement and appoints Roger Salquist and Michael W. Hall, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of EndoSonics Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of EndoSonics to be held at EndoSonics Corporation, 2870 Kilgore Road, Rancho Cordova, California, on Thursday, June 4, 1998 at 10:00 a.m., and any adjournment or postponement thereof, and to vote in their discretion on such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

PLEASE MARK YOUR
VOTE AS INDICATED
IN THIS EXAMPLE.      [X]


                                          FOR       AGAINST     ABSTAIN
                                          ---       -------     -------
1. To approve the adoption of the
1998 Employee Stock Purchase Plan
(the "1998 Purchase Plan") of
EndoSonics Corporation.                    [ ]        [ ]         [ ]

2. The adoption of the 1998 Stock
Option Plan of EndoSonics Corporation
and the reservation of 750,000 shares
of the Company's Common Stock for
issuance thereunder.                       [ ]        [ ]         [ ]

                                                                 WITHHOLD
                                                 FOR             AUTHORITY
                                             all nominees         to vote
                                             listed below:    for all nominees    EXCEPTIONS
                                             -------------    ----------------    ----------
3. Election of Directors
INSTRUCTION: To withhold authority
for any individual nominee,
mark the "EXCEPTIONS" box, and
strike a line through the nominee's
name in the list below:

Julie A. Brooks     Roger Salquist
Thomas J. Cable     Reinhard J. Warnking
Edward M. Leonard   W. Michael Wright

                                          FOR       AGAINST     ABSTAIN
                                          ---       -------     -------
4. Ratification of Ernst & Young LLP
as independent auditors for fiscal
year 1998.                                [ ]         [ ]         [ ]

The Board of Directors recommends a vote FOR each of the director nominees listed above and for the other proposals set forth above. This Proxy, when properly executed, will be voted as specified above. This Proxy will be voted FOR Proposals Nos. 1, 2, and 4, and FOR each of the nominees listed under Proposal No. 3 if no specification is made. This Proxy will also be voted at the discretion of the proxy holders on such matters other than the four specific items as may come before the meeting.

Please print the name(s) appearing on each share certiciate(s) over which you have voting authority:

                                     Dated:
------------------------------------        ------------------------------------
              [Print name(s) as it (they) appear on certificate(s)]

PLEASE RETURN YOUR EXECUTED PROXY TO ENDOSONICS' TRANSFER AGENT IN THE ENCLOSED ENVELOPE, OR, IF NECESSARY, DELIVER IT TO ENDOSONICS, 2870 KILGORE ROAD, RANCHO CORDOVA, CA, ATTENTION: SECRETARY.

Signature(s)                                  DATE:
             -------------------------------        ----------------------------

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE